Exhibit 99.1

DIRTT Welcomes Benjamin Urban as Chief Executive Officer

CALGARY, Alberta, June 22, 2022 (GLOBE NEWSWIRE) — DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”) (Nasdaq: DRTT, TSX: DRT), a global leader in industrialized construction, today announced that Benjamin Urban is joining the company as its new Chief Executive Officer, effective June 27, 2022.

Mr. Urban, 46, joins DIRTT from Agile Interiors, where he previously served as a business development executive for fifteen years. Agile is one of DIRTT’s largest Partners, delivering innovative interiors for global clients such as HPE, MD Anderson, and ConocoPhillips.

Ken Sanders, Board Chair, commented “We are thrilled to welcome Benjamin to DIRTT as our new CEO. Benjamin brings a unique combination of interior construction experience, first-hand knowledge working with DIRTT’s innovative product suite, solutions and technology, and a deep understanding of DIRTT’s value proposition to our clients. He is a collaborative leader who is passionate about DIRTT and our talented team. ”

Mr. Urban commented, “My passion for this company, its people, and mission is singular. The flexibility, adaptability, and sustainability of DIRTT’s integrated systems are empowering our clients more than ever to reinvent the environments in which people work, learn, and heal. I couldn’t be more excited to lead DIRTT into a future of renewed growth and financial performance.”

Mr. Urban holds a Bachelor of Science degree from Daniel’s College of Business at The University of Denver as well as a Certificate in International Business Management from Instituto Technologico de Estudios Superiores de Monterrey. He will work from DIRTT’s headquarters in Calgary and will join the company’s Board of Directors.

Geoff Krause, who has been serving as Interim Chief Executive Officer, will resume his position as Chief Financial Officer. Jeff Metcalf, who has been serving as Interim Chief Financial Officer, will resume his position as Vice President, Finance.

The Company also announced that Shaun Noll, President and Chief Investment Officer of 726 BF LLC, owner of approximately 13% of DIRTT shares, has joined the company’s Board of Directors, effective today.

With the additions of Messrs. Noll and Urban, the DIRTT Board of Directors will be comprised of nine highly qualified individuals.

Special Note Regarding Forward-Looking Statements

Certain statements contained in this news release are “forward-looking information” and “forward-looking statements” (collectively, “Forward-Looking Information”) as defined under applicable provisions of the United States Private Securities Litigation Reform Act of 1995, and Section 21E of the Exchange Act and within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release, is Forward-Looking Information. When used in this news release, the words “anticipate,” “believe,” “expect,” “intend,” “plan,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify Forward-Looking Information, although not all Forward-Looking Information contains such identifying words. Forward-Looking Information, by its nature, is based on assumptions, and is subject to important risks and uncertainties. You should not rely on any Forward-Looking Information, which represents our beliefs, assumptions and estimates only as of the dates on which it was made, as predictions of future events. We undertake no obligation to update this Forward-Looking Information, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our Forward-Looking Information with these cautionary statements.

About DIRTT Environmental Solutions

DIRTT is a global leader in industrialized construction. Its integrated system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the commercial, healthcare, education, and public sector markets, DIRTT’s system offers total design freedom, and greater certainty in cost, schedule, and outcomes.

Headquartered in Calgary, Alberta, Canada, DIRTT trades on Nasdaq under the symbol “DRTT” and on the Toronto Stock Exchange under the symbol “DRT”.

FOR FURTHER INFORMATION, PLEASE CONTACT

Kim MacEachern

Investor Relations, DIRTT

403-618-4539

kmaceachern@dirtt.com